ACQUISITIONS	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
ACQUISITIONS
3.	ACQUISITIONS

(i) During the years ended December 31, 2013, 2014 and 2015, the Group acquired nine individual hotels, one individual hotel, and one hotel chain and two individual hotels for total cash consideration of RMB33,423, RMB12,975 and RMB127,226, respectively. The individual hotels were in the form of leased hotel and the hotel chain acquired contained 13 leased hotels and several manachised and franchised hotels. The business acquisitions were accounted for under purchase accounting.

The following is a summary of the fair values of the assets acquired and liabilities assumed:

	2013	2014	2015	Amortization Period
Current assets	5,552	25	3,382
Property and equipment	29,805	10,477	74,222	5-10 years
Favorable leases	6,422	3,330	41,283	remaining lease terms
Deferred tax assets	6,628	—	515
Franchise agreements	—	—	3,300	remaining contracts terms
Goodwill	662	—	46,135
Other noncurrent assets	—	—	663
Current liabilities	(2,501)	—	(22,864)
Deferred tax liabilities	(13,145)	(832)	(11,146)
Noncontrolling interest	—	(25)	(8,264)
Total	33,423	12,975	127,226

(ii) After the Group’s acquisition of 51% equity interest of Starway Hotels (Hong Kong) Limited ("Starway"), a franchised hotel chain from C-Travel International Limited ("C-Travel"), a wholly owned subsidiary of Ctrip.com International, Ltd. in 2012, the Group acquired the remaining 49% equity interest of Starway in 2013 for cash consideration of RMB16,460, of which RMB4,210, RMB 4,083 and RMB4,083 has been paid in 2013, 2014 and 2015, respectively, with the remaining amount of RMB4,084 to be paid in the following year. The purchase of the remaining 49% noncontrolling interest is treated as an equity transaction. The difference between the purchase consideration and the related carrying value of the noncontrolling interests of RMB2,514 was recorded as a reduction of additional paid-in capital during the year ended December 31, 2013.